Clayton Street Trust

Protective Life Dynamic Allocation Series – Conservative Portfolio

Protective Life Dynamic Allocation Series – Moderate Portfolio

Protective Life Dynamic Allocation Series – Growth Portfolio

(the “Portfolios”)

Supplement dated October 28, 2022

to the Currently Effective Statement of Additional Information (“SAI”)

The Board of Trustees of the Clayton Street Trust (the “Trust”) has appointed Nicholas Cherney to serve as President and Chief Executive Officer of the Trust, following Bruce L. Koepfgen’s resignation from his role as President and Chief Executive Officer of the Trust, all effective October 20, 2022.

As a result of the aforementioned change, effective immediately, the SAI for the Portfolios is amended as follows:

1.	Under the table titled “Officers” in the Trustees and Officers section of the Portfolios’ SAI, the following information replaces the corresponding information in its entirety:

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Nicholas Cherney 151 Detroit Street Denver, CO 80206 DOB: 1981	President and Chief Executive Officer	10/22-Present	Head of Exchange Traded Products at Janus Henderson Distributors US LLC, Janus Henderson Indices LLC, Velocity Shares Holdings Inc. (since 2019). Formerly, Senior Vice President, Janus Henderson Distributors US LLC, Janus Henderson Indices LLC (2015-2019), Janus Henderson Investors US LLC (2015-2017), and Velocity Shares Holdings Inc. (2014-2019).
*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

2.	All references to Bruce L. Koepfgen are deleted from the SAI.

Please retain this Supplement with your records.